Payables and accruals	12 Months Ended
Dec. 31, 2020
Payables and accruals
Payables and accruals

11. Payables and accruals

	December 31,	December 31,
	2020	2019
Trade payables	983,545	2,216,147
Social security and other taxes	171,876	107,415
Accrued expenses	1,336,506	1,872,849
Total payables and accruals	2,491,927	4,196,411

All payables mature within 3 months. Accrued expenses primarily relate to R&D services from contract research organizations and consultants. The total payables and accruals have decreased at December 31, 2020 compared to December 31, 2019, mainly due to amounts payable related to the preparation of the dipraglurant PD-LID clinical study at December 31, 2019. The carrying amounts of payables do not materially differ from their fair values, due to their short‑term nature.